Exhibit 10(t)

                                                DATE OF AGREEMENT
                                                  AUGUST 30, 2000
GUARANTY AGREEMENT
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    DEBTOR NAME AND ADDRESS          LENDER NAME AND ADDRESS
The Beard Company                Bank of Oklahoma, N.A.
5600 N. May Ave.  Suite 320      OKC Main
Oklahoma City,  OK     73112     P.O. Box 268800
                                 Oklahoma City,  OK   73126-8800
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A.  To induce the Lender to extend credit to the Debtor and for other good and valuable consideration, the receipt of which is acknowledged, and for the purpose of enabling the Debtor to obtain or renew loans, credit or other financial accommodation from the Lender named above, each of the undersigned as a primary obligor, jointly and severally and unconditionally:
  (I) guarantees to the Lender that Debtor will fully and promptly pay or otherwise discharge all indebtedness and other obligations ("indebtedness") upon which Debtor now is or may later, from time to time, become obligated to Lender as principal, guarantor, endorser, or in any other capacity, and whether joint or several liability or liability created by direct dealing with Lender or through transfer from others, and regardless of the nature and form of indebtedness and whether due or not due; (2) agrees, without the Lender first having to proceed against Debtor or any other party liable or to liquidate any security, to pay on demand all sums due and to become due to Lender from Debtor, and all losses, costs, attorney fees or expenses which may be suffered or incurred by Lender by reason of Debtor's default or the default of the undersigned; (3) except as setoff is waived, agrees to be bound by and on demand to pay any deficiency or difference between all indebtedness of the Debtor and the proceeds of any private or public sale (including a sheriff's sale) of the security held by Lender, with or without notice to the undersigned; (4) agrees that liability under this Agreement will not be affected or impaired by any failure, neglect or omission, including a failure or delay to perfect or maintain perfection of a security interest, either in relation to the collection of the indebtedness or the protection of the security given, and regardless of whether the Lender fails or omits to seek or is precluded from seeking a judgment against Debtor; and (5) further agrees that the liability of the undersigned shall not be affected by any lack of validity or enforceability due to defense, claim, discharge or otherwise of any indebtedness guaranteed by this Agreement or of the security of the indebtedness.

B. Lender may at any time and from time to time without the further consent of or notice to the undersigned, without incurring responsibility to the undersigned and without impairing or releasing the obligations of the undersigned, and upon any terms and conditions the Lender may elect: (1) change the manner, place or terms of payment or extend the time of payment of any indebtedness of Debtor to Lender; (2) renew, increase or alter any indebtedness of Debtor to Lender; (3) raise or lower the interest rate or rates charged Debtor; (4) sell, exchange, release, surrender, realize upon or otherwise deal or not deal with in any manner and in any order any property at any time pledged to secure or securing the indebtedness of Debtor to Lender or any liabilities incurred directly or indirectly under this Agreement, or any offsets against any such indebtedness or liabilities; (5) exercise or refrain from exercising any rights against Debtor or others, or otherwise act or refrain from acting; (6) settle or compromise any indebtedness guaranteed or incurred; (7) subordinate the payment of all or part of any indebtedness of Debtor to Lender to the payment of any liabilities which may be due Lender or others; (8) apply any sums paid by or for account of Debtor to any indebtedness of Debtor to Lender regardless of what indebtedness or liability of Debtor to Lender remains unpaid and regardless of to which indebtedness such sums were intended to be applied; (9) release any one or more of the undersigned, any other guarantor or any other party liable upon or for any indebtedness or other obligation guaranteed, and such release will not affect the liability under this Agreement of any of the undersigned or any other party not so released; (10) add or release the primary or secondary liability of principals, guarantors, or other parties; and/or (11) obtain additional collateral security.

C. The undersigned waives: (1) any and all acceptance of this Guaranty Agreement; (2) notice of the creation of any indebtedness; (3) any presentment, demand for payment, notice of default or non-payment, notice of acceleration, notice of disposition of security, notice of dishonor or protest to or upon any party and all other notices whatsoever whether required or permitted by this Guaranty Agreement, any other agreement, course of dealing, usage of trade, course of performance and, to the extent allowed, the law; (4) any exercise of any remedy which the Lender now has or later acquires against the Debtor or any other party; (5) any impairment of collateral, including, but not limited to, the failure to perfect, or maintain perfection of, a security interest in collateral; and (6) any event, or any act or omission of the Lender (except acts or omissions in bad faith) which materially increases the scope of the undersigned's risk as guarantor, including the manner of administration of the loan and changes in the form or manner in which any party does business or in their financial condition and any notice of any such change.

D. This Guaranty Agreement shall be absolute, unconditional and continuing guaranty of payment and not of collection and shall be binding upon the undersigned, heirs or successors of the undersigned, and the estate or estates of the undersigned: (I) regardless of the death or cessation of existence of any of the undersigned or of any guarantor or any other party liable upon any indebtedness or other obligation hereby guaranteed;
  (2) irrespective of any defenses, claim or discharge available to the Debtor under law or under any agreement with the Lender; and (3) irrespective of any failure or delay by the Lender to perfect or keep perfected any lien or security interest in any collateral. This Guaranty Agreement is an independent obligation which is separately enforceable from the obligation of the Debtor.

E. All rights of the Lender are cumulative and not alternative to other rights. Suit may be brought against the undersigned or other parties liable, jointly and severally, and against any one or more of them, and against all or less than all, without impairing the rights of the Lender, its successors or assigns, against others of the undersigned. The Lender may settle with any one of the undersigned or any other party for such sum or sums as it may see fit and release such of the undersigned or other parties from all further liability to the Lender for such indebtedness without impairing the right of the Lender to demand and collect the balance of such indebtedness from others of the undersigned not so released.

F. The Lender may assign this Agreement or any of its rights and powers under it, with all or any part of the indebtedness guaranteed, and may assign to any such assignee any of the security for the indebtedness. In the event of such assignment, the assignee shall have the same rights and remedies as if originally named in this Agreement in place of Lender, and the Lender shall thereafter be fully discharged from all responsibility with respect to any such indebtedness so assigned.

G. Unless expressly limited by specific writing as set forth in this Guaranty Agreement, it is understood to be unlimited in amount. If limited, it is understood the limit means a fixed amount or percentage of any indebtedness remaining after application of the actual proceeds of the disposition of any security to any unguaranteed portion of the indebtedness.

H. Until the indebtedness of the Debtor have been paid in full, the undersigned agrees to provide to the Lender from time to time upon demand such financial statements, copies of tax returns, and other information as to the undersigned as the Lender may reasonably requrre.

I. Any deposits or other sums credited by or due from the Lender to the undersigned may be set off against any and all liabilities of the undersigned to the Lender arising under the terms of this Guaranty Agreement. The rights granted by this paragraph shall be in addition to the rights of the Lender under any statutory banker's lien or common law right of offset.

J. Until the obligations of the Debtor have been paid in full, the undersigned specifically waives all rights of subrogation to the rights of the Lender, any claim to any security or its value to which the Lender has recourse, and all rights of reimbursement or contribution from other parties, whether principals or sureties, accommodation parties or guarantors.

K. The undersigned may, only by written notice given to and received by Lender, withdraw only from liability for additional indebtedness of Debtor accepted by or incurred to Lender after the time of receipt of such notice by Lender. The liability and other agreements of the undersigned shall not be otherwise affected but shall continue until all indebtedness, including loan commitments, existing at the time of the receipt of such notice, and renewals or extensions of indebtedness to which the undersigned consents, is fully paid. After any such revocation, Lender may exercise any rights granted in this Agreement without releasing the undersigned from liability.

L. Notwithstanding the provisions of any note or obligation to which this Guaranty Agreement applies, it is the intention of the parties, and it is here provided, that a Guarantor shall not be liable for interest charges in excess of the maximum amount permitted under the law applicable to this Guaranty Agreement.

M. The undersigned specifically waives any right to setoff under 12 O.S. sec. 686, 15 0.S. sec. 341, or any like statutes, and agree that the Lender may apply the actual proceeds from the disposition of any security first to any unguaranteed portion of the indebtedness. Any party to this Guaranty Agreement has right to waive trial by jury and waives all objections to venue in any action instituted by the Lender arising out of this Guaranty Agreement.

N. The undersigned waive, as of the date of this Guaranty Agreement, any claim, as that term is defined in the Federal Bankruptcy Code, which the undersigned might have or acquire against the Debtor arising from the existence or performance of the undersigned's obligations under this Guaranty Agreement, and to that extent that the undersigned is not a creditor of the Debtor. In addition to the waiver of the status of creditor, it is agreed that the indebtedness guaranteed under this Guaranty Agreement excludes all portions of the indebtedness paid by the Debtor during the period of time within one year prior to the filing of any bankruptcy, reorganization or insolvency proceedings by or against the Debtor. If any payment made by the Debtor to the Lender is determined to be avoidable under applicable state law or the Federal Bankruptcy Code, to that extent, if demanded by the Lender, this Guaranty Agreement is deemed to be reinstated to include the amount within the indebtedness under this Guaranty Agreement.

0. The undersigned, by signing below, acknowledge having read this Guaranty Agreennent, having reviewed it to the extent desired with their legal counsel, and receiving a copy of it and also receiving an explanation of any questions. The undersigned also have read any cosigner notice provided by Lender. The undersigned understand that the undersigned may have to pay any indebtedness or obligation covered by this Guaranty Agreement in the event the Debtor fails or refuses to do so. The undersigned also represent that they are aware of the financial condition of Debtor and acknowledge a responsibility to maintain a close watch on that financial condition as long as this Guaranty Agreement is outstanding and that they are not relying on the Lender to provide information on the Debtor's financial condition, now or in the future.

P. Any cause of action for a breach or enforcement of, or a declaratory judgment respecting, this agreement or any agreement related to the execution and delivery of this agreement shall be commenced and maintained only in the United States District Court for the Northern District of Oklahoma or the applicable Oklahoma state trial court sitting in Tulsa, Oklahoma and having subject matter jurisdiction; provided, however, any action to foreclose any deed of trust or real estate mortgage securing finance or repayment shall be brought in any county having mandatory venue thereof pursuant to the venue statutes of the State of Oklahoma.

Q. This Guaranty Agreement constitutes the entire agreement between the parties with respect to the obligations of the undersigned and the rights of the Lender under this Guaranty Agreement. This Guaranty Agreement cannot be amended except by an agreement in writing signed by both the undersigned and the Lender. No condition as to the effectiveness or enforcement of this Guaranty Agreement exists except as stated in this Guaranty Agreement. Regardless of any other provision of this Guaranty Agreement to the contrary, and unless otherwise specifically released or modified by this Guaranty Agreement, all other obligations of the undersigned to Lender evidenced by a note, loan agreement, guaranty or any other written agreement remain in force and effect.

   WITNESSES SIGNATURE(S)         GUARANTOR SIGNATURE(S)


                                  The William M. and Lu Beard 1988
                                  Charitable Unitrust

                                  WILLIAM M. BEARD
                                  William M. Beard, Trustee

                                  LU BEARD
                                  Lu Beard, Trustee